Exhibit 32
                                  CERTIFICATION


      Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Greatbatch, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q/A for the quarter ended July 1, 2005 (the "Form 10-Q/A") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.



 Dated: December 16, 2005    /s/ Edward F. Voboril
                             --------------------------------------------
                             Edward F. Voboril
                             Chief Executive Officer and Chairman of the Board



Dated: December 16, 2005     /s/ Thomas J. Mazza
                             -----------------------------------
                             Thomas J. Mazza
                             Senior Vice President and Chief Financial Officer

This certification is being furnished solely to accompany this Form 10-Q/A pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise, and is not to be deemed incorporated by reference into any filing of the Company except to the extent the company specifically incorporates it by reference therein.




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